Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Defiance Connective Technologies ETF
(the “Fund”)

Supplement dated February 11, 2026 to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2025

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S PRINCIPAL INVESTMENT STRATEGIES EFFECTIVE ON OR ABOUT MARCH 20, 2026.

The following information supplements and should be read in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI.
As previously announced in the supplement to the Fund’s Summary Prospectus, Prospectus and SAI dated November 4, 2025 (the “November 2025 Supplement”), Defiance ETFs, LLC, the Fund’s investment adviser (the “Adviser”), recommended changes to the Fund’s name, investment objective, investment strategies, and investment policies, which were scheduled to go into effect on or about March 20, 2026. Upon further consideration of the best interests of the Fund and its shareholders, and in light of its ongoing evaluation of market conditions, the Adviser has determined not to move forward with the previously announced change to the Fund’s name, investment objective, principal investment strategies and investment policies described in the November 2025 Supplement. As such, those Fund changes have been rescinded and will not take effect.
Instead, the Adviser has recommended, and the Board of Trustees of ETF Series Solutions has approved, the changes to the Fund’s principal investment strategies described below. These changes are scheduled to go into effect on or about March 20, 2026. The Fund’s management fee and expense ratio will not change as a result of the proposed strategy changes.
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Changes to the Fund’s Principal Investment Strategies
The disclosure found in the “Principal Investment Strategies” section, beginning on page 3 of the Fund’s Prospectus and page 1 of the Fund’s Summary Prospectus, is hereby deleted in its entirety and replaced with the following:
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
BlueStar® Connective Technologies Index
The Index is a thematic index that tracks the performance of Connective Technology Companies and Satellite Communications and Space Industry Companies, each defined below, as determined by MarketVector Indexes Gmb (“MarketVector” or the “Index Provider”).
Connective Technology Companies are comprised of companies that offer hardware, software, or services related to the rollout of 5G or 6G networks or other connective technologies. Connective Technology Companies include companies whose business activity, products, or services meet the technical standards for, are used in the development of, or are otherwise instrumental in the rollout of 5G or 6G networks and other connective technologies, and derive at least 50% of their revenue from the following technologies:
•core carrier grade networking equipment including cellular antennas, routers, related semi-conductor devices,
•mobile network operators (“MNOs”),
•enhanced mobile broadband chips and smart phone manufacturers,
•new radio technology, wireless network test and optimization equipment, cloud computing equipment,
•software defined networking or network functions virtualization, including network and cloud analytics and monitoring platforms, and/or
•cell tower or data center real estate investment trusts (“REITs”) and operators.
Satellite Communications and Space Industry Companies are companies whose business activity, products, or services meet the technical standards for, are used in the development of, or are otherwise instrumental in satellite communications and the space industry, and derive at least 50% of their revenue from the following technologies:
•space exploration (including design of commercial spacecrafts, space tourism, scientific research, or delivery of equipment or cargo to space),
•rockets and propulsion systems (including products and services directly related to space vehicle systems or equipment, space payload, other materials and equipment used to build spacecrafts or other vehicles used in space),
•satellite equipment and communication solutions (including systems or software for satellite-based communication), and/or
•other satellite equipment (including satellite equipment, systems or software for areas such as research, earth observation, space imaging or global positioning systems).
Securities included in the Index must be listed on a U.S. exchange. With respect to securities that are not already Index constituents, to be eligible for inclusion in the Index, such securities must have: (i) a free-float of at least 10%, (ii) full market capitalization exceeding $150 million, (iii) a three-month average daily trading volume of at least $1 million at the current quarter and at the previous two quarters, and (iv) at least 0.25 million shares traded per month over the last six months at the current quarter and at the previous two quarters. With respect to securities that are already Index constituents, to remain eligible for inclusion in the Index, such securities must have: (i) a free float of at least 5%, (ii) a full market capitalization exceeding $75 million, and (iii) a three-month average daily trading volume of at least $0.20 million for at least two of the latest three quarters, among other trading volume criteria. The Index will primarily consist of common stocks and securities with similar characteristics, including initial public offerings (“IPOs”), and will exclude limited partnerships. Only the three largest investable REITs and the three largest investable MNOs are included in the Index’s eligible universe.
At the time of each semi-annual Index rebalance and reconstitution, each of the Connective Technology Companies and Satellite Communications and Space Industry Companies in the eligible universe is ranked by its free-float market capitalization. The Index targets at least 50 constituents, with at least 40 constituents from Connective Technology Companies and 10 from Satellite Communications and Space Industry Companies.

Connective Technology Companies. The 40 largest members of the eligible universe based on float-adjusted market capitalization are selected for inclusion in the Index. In addition, any existing Index constituents ranked between 41 and 60 will remain in the Index.
Satellite Communications and Space Industry Companies. The 10 largest members of the eligible universe based on float-adjusted market capitalization are selected for inclusion in the Index. In addition, any existing Index constituents ranked between 11 and 20 will remain in the Index.
The Index will be weighted according to a tiered, modified float-adjusted market cap weighting strategy. The maximum weight for any single Index constituent is the lesser of (i) 5% (1.5% for REITs and MNOs), or (ii) the security’s three-month average daily trading volume in U.S. dollars divided by $200 million. The Index is separated into two tiers and weighted as follows: Connective Technology Companies (80%) and Satellite Communications and Space Industry Companies (20%). At the Index rebalance, if a security’s weight exceeds the maximum weight, its weight will be reduced to the maximum weight and the excess weight will be redistributed among all other uncapped Index constituents equally. This process is repeated until no security has a weight exceeding the respective maximum weight. To reduce turnover, existing Index constituents will not be removed from the Index solely for not meeting the minimum market capitalization or liquidity criteria unless they do not meet such requirements for two consecutive reconstitutions.
The Index is rebalanced and reconstituted semi-annually in March and September. IPOs that meet the Index’s eligibility requirements may be added on a “fast-track addition” basis in between reconstitution dates.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in Connective Technology Companies, as defined above. In addition, under normal circumstances, up to 20% of the Fund’s net assets may be invested in Satellite Communications and Space Industry Companies.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not constituents of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
The Adviser expects the Index, and consequently the Fund, will be comprised of companies in the information technology sector.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
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The following disclosure is added to the “Principal Investment Risks” section found in the Fund’s Prospectus and Summary Prospectus:
Satellite Communications and Space Industry Risk. Companies engaged in satellite communications and/or the space industry may be significantly impacted by rapid and significant technological advancements in the satellite communications and space industry that result in the obsolescence of a company’s products and/or services. Satellite companies are subject to competition from other satellite companies as well as terrestrial industries. Companies in the space industry may face significant competition from new entrants, including both governments and the private sector, and are thus subject to increased risk relative to companies operating in more established industries. Increased competition may result in the need for significant capital expenditures by these companies. These companies rely, to a large extent, on U.S. Government and non-U.S. government demand for their products and services and may be significantly affected by changes in government regulations and spending. Changes to an administration’s priorities with respect to space exploration and scientific discovery may result in budgetary cuts, government staff reductions, and/or program closures, which in turn may impact the profitability of these companies. Satellite companies are also subject to regulatory risks relating to the allocation of orbital positions and spectrum under the International Telecommunication Union as well as other regulatory bodies in foreign countries. These companies also rely upon obtaining government authorization to license and/or operate ground facilities used to operate their satellites and/or relay data. If a company fails to obtain or maintain regulatory authorizations with respect to orbital positions, spectrum, or associated ground facilities, the company may not be able to operate its existing satellites or expand its operations. Satellite companies are also subject to manufacturing delays, launch delays or failures, and operational and environmental risks (e.g., signal interference or space debris) that could limit their ability to utilize satellites needed to deliver services to customers. Such companies may also be subject to additional risks if they do not carry commercial launch or in-orbit insurance covering the full value of their satellites. In addition, these companies are heavily dependent upon patent and intellectual property rights. A company’s success in obtaining or protecting a patent related to satellite communication technologies, including the associated costs, are critical factors that may affect a company’s profitability.
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Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.
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